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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 10, 1998



                          OMNIS TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)


           DELAWARE                             0-16449                               94-3046892
  (State or jurisdiction of             (Commission File Number)         (I.R.S. Employer Identification No.)
incorporation or organization)
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                               981 INDUSTRIAL WAY
                        SAN CARLOS, CALIFORNIA 94070-4117
          -------------------------------------------------------------
          (Address, including zip code, of principal executive offices)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (650) 632-7100


                               851 Traeger Avenue
                           San Bruno, California 94066

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 4. Changes in Registrant's Certifying Accountant.

     Previous independent accountants.

     On November 10, 1998, Deloitte & Touche LLP resigned as the Registrant's independent accountants. In connection with its audits of the Registrant's financial statements for the two most recent fiscal years and through November
10, 1998, the Registrant has not had any disagreements with Deloitte & Touche
LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their report on the financial statements for such years.
The independent auditors' report included in the Registrant's financial statements for the year ended March 31, 1998 expressed an unqualified opinion and included an explanatory paragraph concerning certain factors which raise substantial doubt about the Registrant's ability to continue as a going concern.
The independent auditor's report dated May 9, 1997 (June 2, 1997 as to the last paragraph of Note 5) included in the Registrant's financial statements for the year ended March 31, 1997 expressed an unqualified opinion. During the two most recent fiscal years and through November 10, 1998, there have been no reportable events, as defined in Regulation S-K Item 304(a)(1)(v). The Registrant shall provide Deloitte & Touche LLP with a copy of this Form 8-K no later than the day that this Form is filed with the SEC. Deloitte & Touche LLP has furnished the Registrant with a letter addressed to the SEC stating that it agrees with the above statements. A copy of the letter is filed as Exhibit 16 to this Form 8-K.

Item 7. Exhibits.

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
        EXHIBIT
        NUMBER                                    DESCRIPTION
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
          16            Letter dated November 11, 1998 from Deloitte & Touche LLP to the
                        Securities and Exchange Commission, stating its agreement with the statements contained in Item 4 of this Form 8-K.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  OMNIS TECHNOLOGY CORPORATION



Date: November 12, 1998                           By: /s/ Gwyneth Gibbs
                                                     -------------------------
                                                     Gwyneth Gibbs
                                                     President

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           INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K
                             DATED NOVEMBER 10, 1998


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
EXHIBIT
NUMBER                                    DESCRIPTION
------                                    -----------
  16            Letter dated November 11, 1998 from Deloitte & Touche LLP to the
                Securities and Exchange Commission, stating its agreement with the statements contained in Item 4 of this Form 8-K.
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